



L & L

L & L INTERNATIONAL HOLDINGS, INC.

Seattle . Hong Kong . Shenzhen . Kunming . Liuzhou

Management Presentation

October 2008

- Private & Confidential -

Company Overview

- L & L International Holdings, Inc. ("L&L"), trading symbol "LLFH", was founded in 1995
- Company focuses on energy businesses, specializing in coal, with1,000 employees worldwide
- Company leaders have strong relationships with the Chinese business community & Chinese government
- Currently operating 3 mines & a coal wholesale and distribution facility in China, and a domestic industrial equipment company
- Aggressively acquiring more coal mines, coking facilities
- Company raising capital to fuel rapid expansion and acquisitions

Equity Snapshot

Ticker:	LLFH
Exchange:	OTC Bulletin Board
Shares Outstanding:	21.5 million
Insider/Management:	37%
Float:	13.5 million (63%)
Trading price:	$2.00-$2.50

Company is applying **AMEX** listing

Financials (in millions USD)

	Audited 4/2007	Audited 4/2008	Estimated 4/2009
Revenue:	$19.0	$32	$53.3
EBITDA:	$0.3	$2.4	$18.0
EBIT:	$0.1	$2.2	$17.5

Fiscal year end: 4/30

13 Year Growth Highlights

- **Company founded in 1995:** Initially, focused on corporate consulting in Hong Kong, planning to conduct business in China.

- **Company moves from consultancy to owner/operator:** In 2001, company commences business in China. In 2004, company acquires 60% equity interest in established coal equipment company.

- **Company sets stage for profitable coal mining business:** In Oct 2006, Company acquires a coal consolidator and wholesaler. In May 2008, company acquires its first 2 operating coal mines.

- **Company increases focus on mining:** Ending 7/31/2008, first quarter generates $12 mm sales; $3 mm profit. Annualized estimated sales reach $50 mm; $10 mm profit, ending 4/31/2009.

- **Poised for expansion:** Company seeks capital to exploit growth opportunities in existing mines, new mines, and related segments.

Coal Market Overview (I)

- China is the world's largest coal producer and consumer
  - Produced 2.37 billion tons (bnt) in 2006, increased by over 1bnt (79%) since 2000
  - Consumption equaling one third of the planet's coal use
- Economy growing in excess of 10% a year, demand for coal and other energy sources outstripping supply; trend to continue for foreseeable future
  - 71% of China's energy production is from coal
  - Coal demand increased 13% annually over the past 3 years with supply increasing only 7% annually

World's Largest Coal Consuming Countries



China
38.6%
US
18.4%
India
7.7%
Other
35.3%

Source: BP 2007 Statistical Review of World Energy

Coal Reserves by Country



in billion tons
246.6
157.0
114.5
92.4
78.5
48.8
34.2
31.3
14.0
10.1
USA
Russia
China
India
Australia
South Africa
Ukraine
Kaza-khstan
Poland
Brazil

Source: BP 2007 Statistical Review of World Energy

L & L

Coal Market Overview (II)

- Strong demand for steel is the primary driver for coke production
  - Construction demands raw steel, driving coal prices higher
  - Production of pig iron and raw steel is creating a "pull-demand" situation, causing rapid increases in the price of coke and thereby in coal
  - China produced a total of 400 million tons of steel in 2006, a number that has grown annually by over 20% since 2003
  - Steel production is expected to reach approx. 550 million tons by 2010 and consumption is forecast to account for 40% of global consumption
- Government legislation has established a policy to shut down small mines with less than 300,000 tons of annual production in 2008

In 2006 Chinese coal demand surpassed the national coal supply
China is now a net importer of coal and has restricted the export of high grade coal



in billion tons
3.0
2.5
2.0
1.5
1.0
Coal Demand
Coal Supply
1.42
1.45
1.69
1.72
1.94
1.99
2.17
2.20
2.39
2.37
2002
2003
2004
2005
2006

Source: China Energy Statistics Yearbook 2007

L & L

Operations in China



Coal Mine
Coal Wholesale
Coking Facility
SICHUAN
GUIZHOU
Kunming
YUNNAN
GUANGXI
VIETNAM
MYANMAR
LAOS

- **L&L Coal, Inc.**
  Coal mining operations in Yunnan province, 3 mines
- **Kunming Coal (KMC)**
  Consolidator and wholesaler in Kunming, Yunnan province
- **Coking facility (under MOU)**



RUSSIA
MONGOLIA
NORTH KOREA
SOUTH KOREA
CHINA
East China Sea
Yunnan
Taiwan
BURMA
VIETNAM
LAOS
Bay of Bengal
Hainan
South China Sea

L & L

L&L Coal Business Overview

Current Operations:

1. Mining

- Operating 2 mines to double capacity
- Third mine in licensing and exploration phases
- MOU's in place for 1 additional mine

2. Consolidation

Kunming Coal (KMC) owns and operates coal consolidation point

Washing , sorting, prep for sale

3. Sales

- Coal sold at wholesale prices
- Output can increase 100%
- Unable to sell higher value, higher profit processed cokes

Gross margin 14.0%

Growth Plan: Horizontal & Vertical Expansion along the coal value chain

1. Mining

- Increase output of existing mines 100%
- Bring 3rd operating mine online
- Acquire new mining interests

2. Consolidation

- Kunming Coal (KMC) to expand coal consolidation
- Buying washing factory, adding sorting, storage areas

3. Sales

- Increase output to 1.2 million tons
- Acquire Coking facility; add higher margin products

Total gross margin 50.0%

L & L

Company Structure

L&L International Holdings, Inc.
Trade Symbol "LLFH"

- **Energy Division**
  - **Kunming Coal (KMC)**
    - Based in Kunming
    - Coal wholesale operations
  - **L&L Coal**
    - Based in Yunnan province
    - 3 mines - 2 producing, I in development
  - **Target - SSH ****
    - Based in Yunnan province
    - Coking & washing
    - MOU signed
- **Mining Equipment Division***
  - **Liu Er Kong (LEK)**
    - Based in Liuzhou, manufactured in Indiana
    - Mfg and sales of industrial Air Compressors
    - Intend to spin unit off in 2009

* Non-core operation, L&L is evaluating strategic alternatives for this division

** Acquisition Target

KMC Coal Basics

- Coal consolidation and wholesale
  - Establishes a critical coal network for L&L
  - 5 coal mining partners - to supply additional coals
  - Assets include 2 large coal storage facilities, and railroad loading to support operations
- KMC coal sales figures
  - Consolidating $18 million in fiscal 2007
  - Represented 100% year-over-year growth from 2006
- L&L has family roots in the Yunnan province, and extensive coal producing experience in this major coal region in China



L&L Coal Operating Mines

- 2 fully operational mines, producing coking coal & smoking coal :
  - DaPuAn : generating 150,000 ton/year, approved for 300,000 tons/year
  - SuTsong: generating 90,000 tons/year, upgrading to 300,000 tons/year
- L&L bringing new coal mines
  - Tian Ri: under exploration. L&L become joint owners of the Tian-Ri Coal Mine in December 2007
  - Tian Long: New (surface) mine, along Yunnan & Laos border; allows for favorable export terms



Key Financials

- Current 2 mines & KMC wholesale handles approx. 48,000 tons coal/month ($48 mm/year)
- DaPuAn Mine - actual coal reserve 13 mm tons
- SuTsong Mine - actual coal reserve 5.7 mm tons
- With funding, annual sales from DaPuAn & SuTsong can reach $86 mm/year

L & L

Compressor Business

Business Description: LEK

- Lui Er Kong (LEK) has operated an air compressor facility in Liuzhou over 10 years; 21 sales offices in China
- Established, well-known brand name

Business Description: LSP

- Assembles high-end piston air compressors, under LSP brand name
  - Using Sullivan Palatek (US) core component, to ensure high quality
  - Products made in China, prices are competitive

- ➢ *Businesses combined for $ 8.7mm in sales, $0.8mm in profit, in fiscal 2007.*
- ➢ *L&L plans to divest Air Compressor business in 2009.*


Ownership Advantage!

US made - Sullivan Palatek Compressor


柳州利維(LSP)压缩机有限公司
LSP Technologies

Expansion Opportunities - COAL

- Increase output of 2 existing mines
  - DaPuAn Mine: Expand from 150 K tons to 300K tons/year
  - SuTsong Mine: Expand from 90 K tons to 300K tons/year
- Complete acquisitions of current targets
  - 1) SSH coking & washing factory, near L&L facilities
  - 2) Cheung Shan operating coal mine
- Additional acquisitions
- Explore strategic partnership: Japanese coal company
  - Increase efficiency and standards
  - Add facilities, mines, scale.

Expansion Opportunities: Coking

- ***Cokes*** are the solid carbonaceous material derived from destructive distillation of coal
- ***"Coking"*** is the process of removing volatile coal elements by baking coal in a high temperature, airless furnace or oven

- Processed cokes are used for the production of steel, and other high value manufacturing
- Demand for cokes and coking services has risen dramatically over the last decade, as China has greatly expanded its infrastructure
- L&L is to add equipment to capture gas by-products and improve air quality



L & L

Expansion Opportunities: Coking

- Acquisition of a coking facility allows L&L to:
  - Add another horizontal, more profitable component in the coal value chain
  - Better leverage its own mining and consolidation operations

- Acquisition target: SSH Coking facility & coal washing
  - MOU signed on May 2008 to acquire a 60.0% interest in SSH
  - SSH is an established facility, processing in excess of 200,000 tons/month.

With SSH, L&L would increase income over $100 million.

L & L

Pro-Forma Income Statement

Income Statement

(Dollars in millions, except as otherwise noted)

	Historical				Projected Fiscal Year Ending April 30,		
	2006	2007	2008	1Q 2009	4/2009*	4/2010*	4/2011*
Revenue Mining	-	-	-	6.5	29.0	48.1	57.7
Revenue Coal Wholesale	-	7.4	23.4	4.2	15.6	33.1	39.7
Revenue Coking	-	-	-	-	7.6	37.8	45.4
Revenue LEK ^	13.1	11.6	8.7	1.7	3.4	-	-
Total Revenue	**$13.1**	**$19.0**	**$32.1**	**$12.4**	**$55.6**	**$119.0**	**$142.8**
COGS	9.3	15.2	27.6	6.3	**27.1**	56.6	66.8
Gorss Profit	**3.8**	**3.8**	**4.5**	**6.1**	**28.5**	**62.4**	**76.0**
Operating Costs	3.3	3.5	2.7	1.4	8.1	21.3	25.6
Operating Income	**0.5**	**0.3**	**1.8**	**4.7**	**20.4**	**41.1**	**50.4**
Interest Expenses (Income)	0.0	0.2	0.2	0.1	0.8	2.7	3.2
Other Income (Expenses)	1.2	3.3	1.0	0.8	2.6	6.5	7.8
Income before tax	**1.7**	**3.4**	**2.6**	**5.4**	**22.2**	**44.9**	**55.0**
Income Tax	0.1	1.0	0.6	0.0	2.8	6.8	7.9
Minority Interest, net of tax	0.9	1.1	0.5	1.9	5.1	7.7	8.6
Net Income	**$0.7**	**$1.3**	**$1.5**	**$3.5**	**$14.3**	**$30.4**	**$38.5**
EBITDA	**$1.0**	**$2.7**	**$2.5**	**$3.8**	**$18.7**	**$40.9**	**$51.1**
EBIT	**$0.8**	**$2.5**	**$2.3**	**$3.6**	**$17.9**	**$39.9**	**$49.6**
Operating Margins:							
Gross-Margin	29.0%	20.0%	14.0%	49.2%	51.2%	52.4%	53.2%
EBITDA-Margin	7.6%	14.2%	7.8%	30.6%	33.6%	34.4%	35.8%
EBIT-Margin	6.1%	13.2%	7.2%	29.0%	32.1%	33.5%	34.7%

* If fund available on 12/1/2008

^ Spin-off in 3rd quarter of 2009

Revenue



160
140
120
100
80
60
40
20
0
$ in millions
CAGR: 65%
$7.1
$13.1
$19.0
$32.0
$55.6
$119.0
$142.8
2005
2006
2007
2008
2009E
2010E
2011E

L & L

Pro-Forma EBITDA and Margin



$160
$140
$120
$100
$80
$60
$40
$20
$0
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.5%
7.6%
14.2%
7.8%
33.6%
34.4%
35.8%
$0.6
$1.0
$2.7
$2.5
$18.7
$40.9
$51.1
2005
2006
2007
2008
2009E
2010E
2011E

L & L

Balance Sheet

(Dollars in millions, Except per Share Data)	4/2006	4/2007	4/2008	1Q 7/31/2008
Cash nd Equivalents	$1.2	$0.9	$1.3	$1.9
Accounts Receivable, net	5.7	6.6	6.6	11.1
Notes Receivable	0.0	0.4	0.1	0.0
Prepayment & Other Receivables	3.8	8.1	8.9	16.9
Inventory, net	3.2	3.1	3.9	4.7
Total Current Assets	**$13.9**	**$19.1**	**$20.8**	**$34.6**
Net Property, Plant & Equipment	2.8	2.5	2.5	7.0
Goodwill & Other Intangible Assets	1.6	1.6	1.6	4.1
Loan	5.2	4.3	4.3	4.3
Investment in Un. Sub	0.5	0.5	0.5	0.4
Total Assets	**$24.0**	**$28.0**	**$29.7**	**$50.4**
Accounts Payable	3.0	2.9	1.3	9.2
Accrued & Other Current Liabilities	1.2	1.4	0.9	1.4
Taxes Payable	3.0	3.8	3.6	3.8
Customer Deposits	0.1	0.7	1.0	1.2
Total Current Liabilities	**$7.3**	**$8.8**	**$6.8**	**$15.6**
Revolver/New Debt Financing	2.5	1.9	2.3	2.7
Total Debt	**$2.5**	**$1.9**	**$2.3**	**$2.7**
Minority Interest	5.1	6.9	7.9	15.8
Total Liabilities	**$14.9**	**$17.6**	**$17.0**	**$34.1**
Common Stockholder's Equity	9.1	10.4	12.7	16.3
Total Liabilities' Equity	**$24.0**	**$28.0**	**$29.7**	**$50.4**

Company Milestones

1995	The company begins operations under the name Lee & Lam Financial Consultants, focused on corporate consulting for businesses wishing to conduct business in China
2001	L&L becomes an SEC public reporting company in the US
2002	The company is appointed as Economic Advisor to the Municipal Government in Tong-Shan City, China
2004	Company acquires 60.4% of air compressor company LEK in Liuzhou, China
2005	Acquisition of 100% of coal wholesaler control of KMC in Kunming, China
2006	Company acquires control of 2 profitable coal mines (DaPuAn Mine & SuTsong) in China
2007	Company acquires 80% of a third mine, begins negotiations to acquire additional existing mining operations in the Yunnan province
2008	Company becomes publicly traded in the US (ticker: LLFH), and changes name to L&L International Holdings, Inc. to reflect international operations
	Sales of $32.0 million with $2.4 million EBITDA (fiscal year ending 4/30/2008)
2008	3 months' sales of $12.4 million with $2.8 million net profit (1Q ended 7/31/2008)
2009	Stock publicly traded in the US, price rage between $2.00-$2.50

Key Team Players

Dickson V. Lee, MBA, Founder, CEO

- CPA, former Director of Verizon, and ex-Judge of Hong Kong (trial) Court
- Two decades of business experience in China

Dr. Arthur Chen PhD, Technology Advisor

- PhD from MIT ; 20 years with G.E. engineering
- Commissioner, WA and NY Technology Centers

Tony Li, Geologist, CEO - KMC coal operation

- 10 years of coal operations in Yunnan, China
- Expert in coal industry, professor of geology

Francis Zhang, Engineer, VP – KMC coal operation

- California Institute of Technology (CIT) educated engineer
- Leader in Chinese coal community

See L&L Management Profile on L&L website: www.lnlinternational.com

L & L

China's Coal Consumption

Current Consumption Trends:



(100 million tons)
Conversion sector
Electricity generation
Heat supply
Coke manufacturing
Others
Final consumption
Manufacturing
Residential Consumption
Others
10.8
14.5
12.9
14.2
16.9
19.4
21.7
23.9
'90
'92
'94
'96
'98
'00
'02
'04
'06
Final consumption
Conversion sector

Source: China Energy Statistics Yearbook 2007

- China's coal consumption started to grow sharply in 2003
- Consumption expanded by more than 200 millions tons between 2004 and 2006
- In 2006 the total coal consumption totaled 2.39 billions tons, showing increases throughout all sectors
- Coal consumption increased 980 million tons between 2002 and 2006

Coal Consumption Forecast:

(in million tons)

	Estimates		
	2010	2020	2030
Electricity generation	1,485.6	1,980.8	2,356.6
Heat supply	149.6	177.5	193.1
Coke manufacturing	457.0	545.5	560.4
Self-consumption	102.3	104.3	106.2
Conversion sector total	2,194.5	2,808.0	3,216.4
Manufacturing	387.2	425.7	449.0
Agriculture, transportation, households	118.5	99.8	86.7
Non-energy	11.5	9.6	8.3
Final consumption total	517.3	535.2	544.0
Total	2,711.8	3,343.2	3,760.4

Source: Coal Research Group, Institute of Energy Economics Japan

- Coal consumption is expected to increase primarily for electricity generation
- Coal for electricity generation is projected to account for three quarters of the overall coal consumption growth through 2003 (2.36 billion tons or 63% of total consumption in 2030)
- Coking coal demand is estimated to increase to 460 million tons in 2010 (up 100% from 2002) and to 560 million tons by 2030

L & L

China's Coal Production

Current Coal Production:


(100 million tons)
25
20
15
10
5
0
6.2
10.8
14.0
12.5
14.5
17.2
19.9
22.0
National Bureau of Statistics data
Small coalmines
Rural coalmines
Key coalmines
80
82
84
86
88
90
92
94
96
98
00
02
04
06

Source: China Energy Statistics Yearbook 2007 / Coal Industry Year Book

- Coal Production has increased dramatically since 2003, reaching an output of 2.37 billion tons in 2006
- Growth has been hampered by an inability of large coal mines to produce beyond the design capacities
- The excessive production has resulted in a delay in the consolidation of small coal mines and increased illegal coal mining
- Small mines still account for 38% of China's total production in 2006

Coal Production Forecast:

(10,000 tons/year)

			11th Plan (2006-2010)
Growth of (design) coal production capacity			
	Growth	Expansion of existing mines	40,800
		Under construction	20,800
		Under planning	20,000
		Construction of new mines	56,100
		Under construction	43,100
		Under planning	13,000
		Total	96,900
	Drop on shutdowns		7,800
	Net production capacity growth		**89,100**

Source: Coal Research Group, Institute of Energy Economics Japan / State Administration of Work Safety

- Under the 11th Five-year plan (for 2004 to 2010) for the coal industry, total production capacity is projected to grow by 969 million tons
- To fulfill the plan and to develop a competitive and stable system, several new coal mines are under construction or in the planning stages, primarily in western provinces
- China also plans to further consolidate small coal mines and shut down mines with a total capacity of less than 78 million tons

L & L

China's Coal Exports and Imports

Coal Exports:



By Category
(10,000 tons)
Anthracite
Coking coal
Steaming coal



By Destination
(10,000 tons)
Others
Philippines
India
Taiwan
South Korea
Japan

Source: The TEX Report

- China's coal exports have decreased from 93.9 million tons in 2003 to 63.3 million tons in 2006
- Coking coal exports have fallen to less than half the level of 2003 due to domestic supply shortages
- The decline in steaming coal exports is attributable partly to the elimination of export incentives for coal products, the Chinese RMB's appreciation, and the lower export prices than domestic coal price levels

Coal Imports:



By Category
(10,000 tons)
Anthracite
Coking coal
Steaming coal



By Exporter
(10,000 tons)
Others
Mongolia
North Korea
Indonesia
Vietnam
Australia

Source: The TEX Report

- China's coal exports have increased from 10.8 million tons in 2003 to 38.2 million tons in 2006
- The imports of Vietnam's cheap anthracite of lower quality has risen sharply since 2004
- Vietnams' anthracite has mainly been consumed by the southern coastal regions including the Guangdong province and the Guangxi autonomous region
- Coking coal imports have increased by 250% in 2004 due to domestic demand

L & L

Coal Prices

Domestic Prices:



(yuan/ton)
800
700
600
500
400
300
200
100
0
Coking coal price (Shanxi)
Coking coal price (Shandong)
Steaming coal price (out of plans)
Steaming coal price (under plans)
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

Source: Beijing Xinhua InfoLink

- China's domestic coal prices began increasing sharply in 2002
- The annual average price for coking coal has risen due to supply shortages that emerged in the second half of 2003 and has tripled from 2003 to 2006
- The average price for steaming coal has risen more moderately compared to coking coal prices

Import & Export Prices:

(in $ US/ton)

	2000	2001	2002	2003	2004	2005	2006
C.I.F. import price (smokeless coal)	8.60	16.10	21.70	21.20	30.10	51.60	32.72
C.I.F. import price (coking coal)	43.00	47.30	53.90	53.00	66.60	85.50	78.21
C.I.F. import price (steaming coal)	33.30	38.00	32.70	32.40	50.70	50.00	47.60
F.O.B. export price (smokeless coal)	32.50	32.60	22.80	34.50	45.60	80.30	77.05
F.O.B. export price (coking coal)	34.30	37.30	38.40	38.50	90.90	113.30	107.00
F.O.B. export price (steaming coal)	24.90	28.00	28.10	27.10	41.40	53.10	52.26

Source: Beijing Xinhua InfoLink

- Chinese coal export prices rose for all categories in 2004 and 2005 in response to price hikes in global markets as well as domestic demand
- In 2006 prices fell slightly as global supply increased
- In recent years export prices have been lower than domestic prices and the price gap has been widening
- Imported coal prices have risen on global coal price spikes since 2004 because China imports low-grade coal at lower prices

Exploration Permit - new mine

Sample of Exploration Permit from Chinese Government

根据国家法律、法规规定，经审查合格，授予探矿权，特发此证。

证　　号：5300000731420

探 矿 权 人：富源县天瑞矿产品购销经营部

探矿权人地址：云南省富源县中安镇惠通街23—4号

勘查项目名称：云南省富源县天瑞煤矿普查

地 理 位 置：云南省曲靖市富源县

图　幅　号：G48E016009

勘 查 面 积：3.38平方公里

有 效 期 限：2007年10月31日至2008年10月30日

勘 查 单 位：曲靖曙光地质工程有限责任公司

勘查单位地址：曲靖市交通路59号

发证机关

2007

中华人民共和国国土资源部印制

Coal Mining Permit

Sample of Coal Mining Permit


中华人民共和国

采 矿 许 可 证

(正本)

证号: 5300000510120

采矿权人: 盐津县石笋煤矿

地　　址: 昭通市盐津县庙坝乡

矿山名称: 盐津县石笋煤矿

经济类型: 私营企业

有效期限: 叁年 自 2005年6月 至 2008年6月

开采矿种: 煤

开采方式: 地下开采

生产规模: 6.00万吨/年

矿区面积: 2.6722平方公里

矿区范围:(见副本)

中华人民共和国国土资源部印制

- **L&L operates 2 existing coal mines operations (DaPuAn Mine & SuTsong Mine).**
- **Mining permit is regulated, and need to be renewed.**

Registration with Chinese government

- L&L registers its subsidiaries with Chinese government – W.O.F.E.



№ 0296397

中华人民共和国外商投资企业

批准证书

CERTIFICATE OF APPROVAL

FOR ESTABLISHMENT OF ENTERPRISES WITH FOREIGN INVESTMENT IN THE PEOPLE'S REPUBLIC OF CHINA

批准号 APPROVAL NUMBER	商外资 [illegible] 字[2008] 0005 号
进出口企业代码 CODE FOR IMPORT AND EXPORT ENTERPRISE	5300734334915
批准日期 DATE OF APPROVAL	二〇〇八 年 [illegible] 月 [illegible] 日
发证日期 DATE OF ISSUE	二〇〇八 年 YEAR [illegible] 月 MONTH [illegible] 日 DAY
发证序号	5300003677

企业名称 NAME OF ENTERPRISE	中文 CHINESE	[illegible]
	英文 ENGLISH	
企业地址 ADDRESS	[illegible]	
企业类型 TYPE OF BUSINESS	[illegible]	经营年限 DURATION OF OPERATION: [illegible]
投资总额 TOTAL INVESTMENT	[illegible]	
注册资本 REGISTERED CAPITAL	[illegible]	
经营范围 BUSINESS SCOPE	[illegible]	

投资者名称(中、英文) NAME OF INVESTORS (IN CHINESE AND ENGLISH)	注册地 PLACE OF REGISTRATION	出资额 CAPITAL CONTRIBUTION
[illegible]	中国	出资500万元人民币
[illegible]	中国	出资190.50万元人民币
[illegible]	中国	出资202万元人民币
[illegible]	中国	出资47.50万元人民币
L&L Financial Holdings, Inc.	美国	出资1500万元人民币

副本2

L&L - Contact Information

Contact:

Mr. Dickson V. Lee, CPA
CEO, L&L International Holdings, Inc.

Phone: (206) 264-8065 (Seattle)

Trading symbol: "LLFH"
Website: www.lnlinternational.com